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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this S-8 registration statement of our report dated February 10, 1999, included in H.T.E., Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm in this registration statement.



                                              /s/ ARTHUR ANDERSEN LLP

Orlando, Florida,
June 25, 1999